Philotimo Focused Growth and Income Fund

Ticker: PHLOX

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated October 31, 2022

to the Prospectus

dated July 31, 2022

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At a meeting held on October 28, 2022, Shareholders of the Philotimo Focused Growth and Income Fund (the “Fund”) approved a Distribution and Shareholder Services (12b-1) Plan (the “Plan”). The Plan imposes a fee of up to 0.25% of the Fund’s daily net assets to compensate the Fund’s distributor and financial intermediaries for certain marketing, distribution and shareholder servicing for the Fund. On the recommendation of the Fund’s investment adviser, Kanen Wealth Management, LLC (the “Adviser”), the Board of Trustees of World Funds Trust (the “Board”) has approved payments by the Fund under the Plan of 0.05% of the Fund’s average daily net assets until at least July 31, 2024. As the Fund’s marketing and distribution plan is more fully implemented, the Adviser may recommend to the Board a further increase in the amount (not to exceed 0.25%) to be paid under the Plan.

In consideration of Shareholder approval of the Plan, the table titled “Fees and Expenses of the Fund” in the Prospectus is amended and restated below.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment) none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) and Service Fees(1)	0.05%
Other Expenses(2)
Shareholder Services Plan	0.10%
Other Expenses	0.61%
Total Other Expenses	0.71%
Total Annual Fund Operating Expenses	1.76%
Fee Waivers and/or Expense Reimbursements(3)	(0.20)%
Total Annual Fund Operating Expenses	1.56%

(1)	The Fund has adopted a Distribution and Shareholder Services (12b-1) Plan under which the Fund is authorized to pay an annual fee of up to 0.25% of the daily net assets of the Fund as compensation for certain shareholder service and distribution-related activities. The Board of Trustees has adopted a resolution to spend not more than 0.05% of the Fund’s daily net assets under the Rule 12b-1 Plan until, at the earliest, July 31, 2024.

(2)	Other Expenses have been restated to reflect certain costs of preparing, printing and mailing the Proxy Statement and related proxy materials and all other costs incurred in connection with the solicitation of proxies for the Shareholders’ Meeting. Without these costs, Other Expenses would have been 0.60%.

Philotimo Focused Growth and Income Fund

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated October 31, 2022

to the Prospectus

dated July 31, 2022

* * * * * * * *

(3)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2023 to ensure that total annual fund operating expenses after fee waivers and/or reimbursements (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) will not exceed 1.50% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment.

Example.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is reflected in the example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$164	$550	$961	$2,110

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-800-673-0550.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.